SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Variable NAV Money Fund

Capital Shares

The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus:

SHAREHOLDER FEES

(paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.15
Distribution/service (12b-1) fees	None
Other expenses1	0.36
Total annual fund operating expenses	0.51
Fee waiver/expense reimbursement	0.51
Total annual fund operating expenses after fee waiver/expense reimbursement	0.00

1 The “Other expenses” have been restated to reflect fee changes associated with Money Market Reform which became effective October 10, 2016.

The Advisor has contractually agreed for the period July 3, 2017 through July 2, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses at 0.00%; and for the period from July 3, 2018 through July 2, 2019, at a ratio no higher than 0.02% for Capital Shares (in each instance, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses). These agreements may only be terminated with the consent of the fund’s Board.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same (subject to the expense caps of 0.00% in year one and 0.02% in year two). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$60	$182	$541

Effective on or about July 3, 2017, the following information replaces the existing similar disclosure under “MINIMUM INITIAL INVESTMENT” in the “PURCHASE AND SALE OF FUND SHARES” sub-heading of the fund’s summary prospectus:

Minimum Initial Investment

The minimum initial investment is $50,000,000 and there is no minimum additional investment.

The fund reserves the right to modify the investment minimum.

Please Retain This Supplement for Future Reference

May 23, 2017
PROSTKR-840